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                                 THIRD AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT


         This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT dated as of July 2, 2001 (this "Amendment"), by and among (a) METALLURG, INC., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), SHIELDALLOY METALLURGICAL CORPORATION, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and METALLURG INTERNATIONAL RESOURCES, LLC, a Delaware limited liability company (successor by merger to Metallurg International Resources, Inc.) having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) METALLURG SERVICES, INC., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), and METALLURG HOLDINGS CORPORATION, a New Jersey corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("MHC" and collectively with MSI and MIR China, the "Guarantors"), (c) FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"), and (d) the BANKS, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended by that certain First Amendment thereto, dated as of October 11, 2000, and that certain Second Amendment thereto, dated as of November 3, 2000, and as further amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

         WHEREAS, in connection with (a) the proposed formation of a new holding company, Metallurg Europe Limited ("MEL"), an English company limited by shares,
(i) into which MHC shall contribute the shares of London & Scandinavian Metallurgical Co. Limited ("LSM"), an English company limited by shares and a wholly owned subsidiary of MHC, (ii) to which MI shall directly, or through MHC, transfer 94% of the shares of Elektrowerk Weisweiler GmbH ("EWW"), a German corporation and a wholly owned subsidiary of MI, in return for a promissory note issued by MEL in the amount of $15,829,600, (iii) to which MHC shall transfer the shares of Companhia Industrial Fluminense ("CIF"), a Brazilian corporation and a wholly owned subsidiary of MHC, in return for a promissory note issued by MEL in the amount of $30,098,000, and (iv) to which MHC shall transfer the shares of Metallurg South Africa (Pty) Limited ("Mesa South Africa"), a South African corporation and a wholly owned subsidiary of MHC, in return for a promissory note issued by MEL in the amount of $10,610,000, and (b) the proposed investment by MI in Mesa International LLC, a Delaware limited liability company, a joint venture with S.A. Minerals Limited Partnership, a limited partnership formed under the laws of Thailand, the Borrowers have requested that certain amendments be made to the Loan Agreement permitting such transactions;

         WHEREAS, the Agent and the Banks are willing to so amend the terms of the Loan Agreement in such respects as hereinafter provided upon the terms and subject to the conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:





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         'SS'1. Defined Terms. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

         'SS'2. Amendment to Loan Agreement. Subject to the terms and conditions set forth herein and the effectiveness of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate places in the alphabetical order thereof:

                           Mesa International, LLC. Mesa International, LLC, a
                  Delaware limited liability company or such other legal entity the form and name of which have been consented to in writing by the Banks, and a joint venture by and between MI and SA Minerals Limited Partnership, a limited partnership formed under the laws of Thailand, in which MI will initially own 33.33%.

                           MEL. Metallurg Europe Limited, an English company
                  limited by shares, and a wholly owned subsidiary of MHC.

         (b) Section 9.2 of the Loan Agreement is hereby amended by deleting 'SS''SS'9.2(d)(vi)(C) through (E) thereof in their entirety and substituting the following new 'SS''SS'9.2(d)(vi)(C) through (F):

                           (C) $20,000,000 in the aggregate in the German
                  Borrowers, considered collectively,

                           (D) $5,000,000 in the aggregate directly in London &
                  Scandinavian Metallurgical Co Ltd. in the form of loans from MI or MHC; provided that such loans shall each be evidenced by a promissory note payable to MI or MHC, as applicable, in form and substance satisfactory to Agent, and such note shall be pledged to the Agent pursuant to a pledge agreement in form and substance satisfactory to Agent,

                           (E) $56,537,600 in the aggregate directly in MEL in
                  the form of loans from MI and MHC; provided that such loans shall each be evidenced by promissory notes issued by MEL (i) in the amount of $15,829,600 payable to MI or MHC, as applicable, as consideration for the transfer by MI or MHC, as applicable, of 94% of the shares of Elektrowerk Weisweiler GmbH to MEL, (ii) in the amount of $30,098,000 payable to MHC as consideration for the transfer of 100% of the shares of Companhia Industrial Fluminense to MEL, and (iii) in the amount of $10,610,000 payable to MHC as consideration for the transfer of 100% of the shares of Metallurg South Africa (Pty) Limited to MEL; provided further that such promissory notes shall be in form and substance satisfactory to Agent, and such notes shall be pledged to the Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, or

                           (F) $100,000 in the aggregate in the case of all
                  other Subsidiaries, considered collectively,

         (c) Section 9.2 of the Loan Agreement is hereby further amended by deleting 'SS'9.2(d)(xii)(A) thereof in its entirety and substituting the following new 'SS'9.2(d)(xii)(A):





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                           (A) the aggregate amount of such investments,
                  together with any investments in the German Borrowers made pursuant to 'SS'9.2(d)(vi)(C) hereof, shall not exceed $20,000,000 at any time, and

         (d) Section 9.2(d) of the Loan Agreement is hereby further amended by deleting the word "and" immediately preceding subsection (xvii) thereof, and inserting immediately following such subsection the following new subsection (xviii):

                           (xviii) by MI or MHC, as applicable, in Mesa
                  International, LLC in an amount not to exceed $1,000,000.

         (e) The Loan Agreement is hereby amended by deleting Schedule 7(l) in its entirety and replacing it with Schedule 7(l), attached to this Amendment.

         'SS'3. Waivers, Ratifications, Etc.

         (a) The negative covenants set forth in Section 9.2(k) with respect to the transfer by MHC of capital stock of its Subsidiaries are hereby waived for the limited purpose of permitting (i) the transfer by MHC of the stock of LSM, Mesa South Africa and CIF to MEL, and (ii) the transfer by MI directly or through MHC of the stock of EWW to MEL; provided that such transfer shall occur on or before December 31, 2001. This waiver is conditioned upon the covenant of the Borrowers that upon completion of such transaction, the Borrowers shall immediately provide to the Bank satisfactory evidence of the organization of MEL and the transfer of such shares, and MHC and MI shall pledge and deliver to the Agent any promissory notes issued by MEL in return for such transferred shares, together with such allonges or other instruments of transfer as the Agent may require.

         (b) Except as set forth in 'SS'3(a), nothing contained in this Amendment shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.

         (c) Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.

         (d) Each of the Borrowers hereby affirms its absolute and unconditional promise to perform and pay, to the Banks and the Agent, all Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents at the times and in the amounts provided for therein.

         (e) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of the Obligations under the Loan Agreement (as amended hereby) and the other Loan Documents.

         (f) In accordance with Section 15 of the Loan Agreement, the Agent and the Banks hereby consent to entry by the German Lender into the Fourth Amendment to the German Loan Agreement, on the terms set forth in form of Fourth Amendment attached hereto as Exhibit A.

         'SS'4. Representations and Warranties. Each of the Borrowers and the Guarantors represents and warrants to the Agent and the Banks as follows:






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         (a) The representations and warranties of the Borrowers and the
Guarantors set forth in the Loan Agreement (as amended hereby) and the other Loan Documents, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms relate solely as of a prior date.

         (b) The execution and delivery by the Borrowers and the Guarantors of this Amendment and the performance by the Borrowers and the Guarantors of their agreements and obligations under this Amendment, the Loan Agreement (as amended hereby) and the other Loan Documents (i) are within the corporate or other organizational authority of each of the Borrowers and the Guarantors, (ii) have been duly authorized by all necessary corporate or other organizational proceedings or actions by each of the Borrowers and the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers or the Guarantors are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers or the Guarantor, and (iv) do not conflict with any provision of the corporate charter, by-laws or other constituent document of, or any agreement or other instrument binding upon, the Borrowers or the Guarantors.

         (c) This Amendment, the Loan Agreement (as amended hereby), and the other Loan Documents to which any of the Borrowers or the Guarantors is a party constitute the legal, valid and binding obligations of such Borrowers or Guarantors (as the case may be), duly enforceable against each such Person in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (d) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any of them of this Amendment, or the performance by the Borrowers of the Loan Agreement as amended hereby.

         (e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default.

         'SS'5. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions (each of the following to be in form and substance satisfactory to the Agent):

         (a) Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Borrowers of this Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent for the benefit of the Banks.

         (b) Delivery. The Borrowers, the Agent and the Banks shall have executed and delivered to the Agent original counterpart signature pages to this Amendment, duly executed and delivered by the Borrowers, the Guarantors and the Banks, and all other documents (in form and substance satisfactory to the Agent in its sole discretion) contemplated thereby and incident thereto, including (i) the Fourth Amendment to Loan Agreement (of the German Loan Agreement), and (ii) the pledge of the stock of GfE pursuant to the German stock pledge.




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         (c) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

         'SS'6. Costs and Expenses. The Borrowers acknowledge and jointly and severally agree that the reasonable costs and expenses incurred by the Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in 'SS'16 of the Loan Agreement.

         'SS'7. Miscellaneous Provisions.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                  METALLURG, INC.

                                  By:____________________________
                                  Name:
                                  Title:

                                  SHIELDALLOY METALLURGICAL
                                  CORPORATION


                                  By:____________________________
                                  Name:
                                  Title:

                                  METALLURG INTERNATIONAL
                                  RESOURCES, LLC (successor by merger
                                  to Metallurg International Resources, Inc.)


                                  By:___________________________
                                  Name:
                                  Title:

                                  METALLURG SERVICES, INC.


                                  By:___________________________
                                  Name:
                                  Title:

                                  MIR (CHINA), INC.


                                  By:___________________________
                                  Name:
                                  Title:

                                  METALLURG HOLDINGS CORPORATION


                                  By:___________________________
                                  Name:
                                  Title:

                                  FLEET NATIONAL BANK
                                  (formerly known as BANKBOSTON, N.A.),
                                  individually and as Agent


                                  By:____________________________
                                  Name:
                                  Title:

                                  BANK OF SCOTLAND


                                  By:____________________________
                                  Name:
                                  Title:

                                  NATIONAL BANK OF CANADA


                                  By:____________________________
                                  Name:
                                  Title:

                                  By:____________________________
                                  Name:
                                  Title: